UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 22, 2011

Hibernia Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	000-53555	26-2833386
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

325 Carondelet Street, New Orleans, Louisiana	70130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(504) 522-3203

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)           Not applicable.
(b)           Not applicable.
(c)           Not applicable.

(d)
On December 22, 2011, Hibernia Bancorp, Inc. (the "Company") elected Mr. James W. Pellerin to the Board of Directors to serve in the class of directors whose term expires in 2014.  Mr. Pellerin is expected to serve as a member of the Company’s Audit Committee.  Mr. Pellerin has served as President of Pellerin Milnor Corporation, a commercial and industrial laundry equipment manufacturer, located in Kenner, Louisiana since 1983.

(e)           Not applicable.
(f)           Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HIBERNIA BANCORP, INC.

Date: December 23, 2011	By:	/s/ A. Peyton Bush, III
A. Peyton Bush, III
President and Chief Executive Officer